BERWYN INCOME FUND, INC.
Shareholder Services
c/o PFPC Inc.
P.O. Box 8987
Wilmington, DE  19899



STATEMENT OF ADDITIONAL INFORMATION

April 30, 1998



	This Statement of Additional Information ("SAI") is not a Prospectus. It is a document that relates to the Prospectus of the Berwyn Income Fund, Inc. (the "Fund") dated April 30, 1998 and contains additional information regarding the Fund. This SAI should be read in conjunction with the Prospectus. A Prospectus may be obtained by writing to the Fund at the above address.


























TABLE OF CONTENTS



Investment Policies and Risk
Factors...............................................................
 .....................	2

Investment
Restrictions..........................................................
 ................................................	4

Investment Advisory
Arrangements..........................................................
 ............................	5

Expense
Limitation............................................................
 ....................................................	6

Directors and
Officers..............................................................
 ..............................................	6

Ownership of the
Fund..................................................................
 .........................................	8

Portfolio Transactions and Brokerage
Commissions...........................................................
 ..	8

Computation of Net Asset
Value.................................................................
 ..........................	10

Share
Purchases.............................................................
 ........................................................	10

Distributor...........................................................
 ...................................................................	10

Redemption of
Shares................................................................
 ............................................	11

Calculation of Performance
Data..................................................................
 .........................	11

General
Information...........................................................
 ....................................................	12

Financial
Statements............................................................
 ..................................................	13















-1-
INVESTMENT POLICIES AND RISK FACTORS

(See also "Investment Objective, Policies and Risk Factors" in the Fund's Prospectus.)

	The Fund is a no-load, diversified, open-end management investment company. Its investment objective is to provide investors with current income while seeking to preserve capital by taking what the Fund considers to be reasonable risks. In pursuing its investment objective, the Fund may also offer the potential for capital appreciation. To achieve its objective, the Fund invests in investment grade corporate debt securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high yield, high risk corporate debt securities (also known as "junk bonds"), unrated corporate debt securities, and preferred and common stocks. The Adviser determines the percentage of each category of securities to purchase and hold based upon the prevailing economic and market conditions. This means, that the Fund may invest up to 100% of its net assets in high yield, high risk corporate debt securities.

	Investment grade corporate debt securities are considered to be securities rated BBB or higher by Standard & Poor's Rating Group
("S&P") or Baa or better by Moody's Investors Service, Inc.
("Moody's") and high yield securities are considered to be securities rated lower than BBB or Baa by these services. Appendices A and B list the definitions of the S&P and Moody's bond ratings.

	The Fund may invest in fixed income securities that are not rated. The Fund will only invest in unrated securities that have a creditworthiness, in the opinion of the Adviser, that is equal to or better than the creditworthiness of fixed income securities with S&P ratings of CC or Moody's ratings of Caa.

	The Fund may also purchase certain debt securities that have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended ("1933 Act") and are restricted from sale to the general public. The Fund will purchase these restricted securities from the issuer or qualified institutional buyers, and will sell these restricted securities, exclusively in the transactions that are exempt pursuant to Rule 144A under the 1933 Act. The Fund will limit its investment in such restricted securities to 10% of the value of its net asset.

	In addition to corporate debt securities, the Fund may invest in the securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in preferred and common stocks. The securities of the U.S. Government in which the Fund invests are U.S. Treasury bonds and notes. The Fund may also purchase debt securities issued by Government agencies, such as, Export-Import Bank, or by an instrumentality of the Government, such as the Federal National
Mortgage Association. U.S. Treasury bonds and notes are backed by the full faith and credit of the U.S. Government. Securities issued by Government agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United
States, an investor must look principally to the agency or instrumentality for repayment.



-2-
	The Fund invests in preferred stocks that, in the opinion of the Adviser, are offering an above average yield in comparison to preferred stocks of the same quality or in preferred stocks offering a potential for capital appreciation. The Fund may also purchase preferred stocks that are restricted securities subject to the limitations under Rule 144A described above.

	The Fund invests in common stocks that it considers to be selling at undervalued prices. The investment approach of the Fund may be deemed "contrarian" in its selection of common stocks due to the fact that this approach may lead the Fund to select stocks not recommended by other investment advisers or brokerage firms.

	The Fund, however, will purchase only common stocks that pay cash dividends and will not purchase additional common stocks when common stocks comprise 30% of the Fund's net assets.

	Aside from the investments listed above, the Fund may at times, for temporary defensive purposes, invest all or a portion of its assets in no load money market funds, savings accounts and certificates of deposit of domestic banks with assets in excess of $1,000,000, commercial paper rated A-1, repurchase agreement and Treasury bills, and may hold cash.

	Investment by the Fund in a no-load money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund.

	The Fund may invest in real estate investment trusts ("REITs") and repurchase agreements. The Fund limits investment in REITs to 10% of its net assets and investment in repurchase agreements to 5% of its net assets.

	REITs are companies that invest their capital in real estate, long and short term mortgages and construction loans. These companies normally do not pay Federal Income Tax but distribute their income to their shareholders who become liable for the tax. The Fund invests in REITs that generate income and have a potential for capital appreciation. There are risks in investing in REITs. The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless. The Adviser, however, monitors the investment environment and the Fund's investments as a means of lessening risks. As of December 31, 1997, 5.78% of the Fund's net assets were invested in REITs.

	Repurchase agreements are defined as agreements wherein a seller of securities agrees with the Fund at the time of sale to repurchase the security from the Fund at a mutually agreed upon time and price.
The Fund intends to enter into repurchase agreements only with established banking institutions that deal in Treasury bills and notes. The Fund intends to invest mostly in overnight repurchase agreements. In the event of bankruptcy of the seller of a repurchase agreement or the failure of the seller to repurchase the underlying security as agreed upon, the Fund could experience losses that include a possible decline in the value of the underlying security during the period the Fund seeks to enforce its rights thereto and a possible loss of all or


-3-
part of the income. The Fund would also incur additional expenses enforcing its rights. As of December 31, 1997, 0.38% of the Fund's net assets were invested in repurchase agreements.

INVESTMENT RESTRICTIONS

	The investment restrictions set forth below may not be changed without approval by vote of a majority of the Fund's outstanding voting securities. As used in this SAI and in the Prospectus, "a majority of the Fund's outstanding voting securities" means the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) at least 67% of the shares present or represented at a meeting of shareholders provided that the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.

	When investing its assets, the Fund will not:

(1) invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, debt or preferred stock of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities;

(2) invest more than 25% of the value of its total assets in the securities of issuers in any one industry;

(3) lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be the making of a loan;

(4) buy or sell real estate and real estate mortgage loans, commodities, commodity futures contracts, puts and calls and straddles;

(5) underwrite securities of other issuers, except as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

(6) make short sales or purchase securities on margin;

(7) borrow money, except that the Fund may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

(8) invest for the purposes of exercising control or management;

(9) invest in restricted securities (securities that must be registered under the Securities Act of 1933, as amended, before they may be offered and sold to the public, except that the

-4-
Fund will be permitted to purchase restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended);

(10) participate in a joint investment account; and

	(11) issue senior securities.

	The Fund has also adopted certain investment restrictions that are not fundamental. These restrictions are that the Fund will not invest in real estate limited partnerships, in oil, gas or other mineral leases and any investments in warrants will not exceed 5% of the Fund's net assets. Restrictions that are not fundamental may be changed by a vote of the majority of the Board of Directors. But if any of these non-fundamental restrictions are changed, the Fund will give shareholders at least 60 days' written notice.

INVESTMENT ADVISORY ARRANGEMENTS

 	(See also "Management of the Fund" in Fund's Prospectus)

	The Killen Group, Inc., is the investment adviser (the
"Adviser") to the Fund. Robert E. Killen is Chairman, CEO and sole shareholder of the Adviser. He is also President and Chairman of the Board of the Fund. Edward A. Killen is Vice President, Secretary and a Director of the Adviser and a Director of the Fund.

	The Adviser provides the Fund with investment management services. Under the contract between the Fund and the Adviser (the "Contract"), the Adviser provides the Fund with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the Fund's resources. In addition, employees of the Adviser administer the operation of the Fund. These employees prepare and maintain the accounts, books and records of the Fund, calculate the daily net asset value per share each day the New York Stock Exchange is open, prepare and file all the documents required of the Fund under Federal and state laws and prepare all shareholder reports.

	The Contract provides that it will continue in effect from year to year if continuation is specifically approved annually by a vote of a majority of the outstanding voting securities of the Fund.
Continuance of the Contract must also be approved annually by the Board of Directors, including a majority of Directors who are not parties to the Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The Fund may terminate the Contract on sixty days' written notice to the Adviser, without payment of any penalty, provided such termination is authorized by the Board of Directors or by a majority of the outstanding voting securities. The Adviser may terminate the contract by notifying the Fund in writing at least sixty days before the date of the annual shareholder meeting that continuation of the contract is not desired. The contract will be automatically and immediately terminated in the event of its assignment by the Adviser.



-5-
	As compensation for its investment management services to the Fund, the Adviser will receive monthly compensation at the annual rate of 1/2 of 1% of the average daily net assets. The fee is computed daily by multiplying the net assets for a day by the appropriate percentage and dividing the result by 365. At the end of the month, the daily fees are added and the amount paid to the Adviser.

	The Fund paid the Adviser $806,435 in fees in 1997, $638,212 in 1996, and $477,283 in 1995.

EXPENSE LIMITATION

	The Contract between the Fund and the Adviser provides that the Adviser's fee will be reduced in any fiscal year by any amount necessary to prevent Fund expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by the Fund or the Adviser, but inclusive of the Adviser's fee) from exceeding 2% of the average daily net assets of the Fund. In any month that the Fund expenses and liabilities exceed 2%, the Adviser's fee will be reduced so that expenses and liabilities will be 2%. Although the Fund expects to maintain expenses within 2% of its average daily net assets, the Adviser will not be responsible for additional expenses exceeding its advisory fee. Once the net assets of the Fund exceed $100 million, the expense limitation will be reduced to 1.5%. The expense limitation has not been used since 1988. In 1997 the Fund's expense ratio was 0.65%.


DIRECTORS AND OFFICERS

	The directors and executive officers of the Fund and their ages and principal occupations for the past five years are set forth below:

Name, Age, Position 	Principal Occupation for the Past Five
Years
and Address

*Robert E. Killen (56)	Director of Westmoreland Coal Co. (a
mining company) since President & Director 	July 1996.
 Director and Shareholder, Berwyn Financial Services
 1199 Lancaster Avenue	Corp.,
 a financial services company
 (registered as a broker-dealer Berwyn, Pennsylvania
 	with the Securities and Exchange Commission ("SEC") since
			12/93 and a member of the National
Association of Securities
			Dealers, Inc. (the "NASD") since 7/94),
since October 1991.
			President and Director of The Berwyn
Fund, Inc. (a registered
			investment company managed by the
Adviser) since February
			1983.  Chairman, CEO and Sole
Shareholder of the Adviser (an
			investment advisory firm) since April
1996. President, Treasurer,
			Director and Sole Shareholder of the
Adviser from September
			1982 to March 1996.



-6-
*Anthony N. Carrelli (49)	Director of The Berwyn Fund, Inc. since
January 1995.  Vice
Director		President of the Adviser since August
1986.
1189 Lancaster Avenue
Berwyn, Pennsylvania

*Edward A. Killen, II (46)	Director, Secretary and Shareholder of
Berwyn Financial Services
Director		since October 1991.  Director of the
Fund since January, 1995.
1189 Lancaster Avenue	Director of The Berwyn Fund, Inc. from
February 1983 to January
Berwyn, Pennsylvania	1995.  Vice president, Secretary and
Director of the Adviser since
			February 1983.

Denis P. Conlon (50)	Director of The Berwyn Fund, Inc.,
since June 1992 President and
Director		CEO of CRC Industries (a worldwide
manufacturer) since
1282 Farm Road	September 1996. Vice President, Corporate Development,
Berwyn, Pennsylvania	Berwind Corporation (diversified
manufacturing and financial 			company) from 1990 to September 1996.

Deborah D. Dorsi (42)	Director of The Berwyn Fund, Inc. since
April 1998.  Retired
Director		Industry Executive since 1994.
Director Worldwide Customer
2801 Stanbridge Street	Support, Kulick Soffa Industries, Inc.
(Semi Conductor
Norristown, Pennsylvania	Equipment Manfacturer) from 1993-1994
Corporate Account
			Manager for Kulick & Soffa Industries,
Inc. prior to 1993.

*Kevin M. Ryan (50)	President, Treasurer, Director and
Shareholder of Berwyn
Secretary-Treasurer	Financial Services Corp. since October
1991.  Director of the
1199 Lancaster Avenue	Fund from December 1986 to January
1995.  Secretary, Treasurer
Berwyn, Pennsylvania	and Director of The Berwyn Fund, Inc.,
since February 1983.
			Legal Counsel to the Adviser since
September 1985.


* Robert E. Killen, Anthony N. Carrelli, Edward A. Killen II and Kevin
M. Ryan are "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") and Robert
E. Killen, Anthony N. Carrelli, and Edward A. Killen II are the "Interested Directors" of the Fund. Robert E. Killen is an Officer, Director and Sole Shareholder of the Adviser. He is also a Director of Berwyn Financial Services Corp., a registered broker-dealer, and owns 1/3 of its outstanding shares. Anthony N. Carrelli is a Vice President of the Adviser. Edward A. Killen II is an Officer and Director of the Adviser. He is also an Officer, Director and the Owner of 1/3 of the outstanding shares of Berwyn Financial Services Corp. Kevin M. Ryan is legal counsel to the Adviser and he is an Officer, Director and Owner of 1/3 of the outstanding shares of Berwyn Financial Services Corp. In addition, Robert E. Killen and Edward A. Killen II are brothers and Kevin M. Ryan is brother-in-law to both. Berwyn Financial Services Corp. serves as the distributor for the Fund's shares in certain jurisdictions.




-7-
Mr. Conlon and Ms. Dorsi are the Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Directors") and are paid a fee of $400 for each Board or Committee meeting attended and are reimbursed for any travel expenses by the Fund. If a Board and Committee meeting are held on the same date, the Independent Directors receive only one fee. Mr. Conlon and Ms. Dorsi also serve as Independent Directors of The Berwyn Fund, Inc. (another registered investment company managed by the Adviser). The Fund has not adopted a pension or retirement plan or any other plan that would afford benefits to its Directors.

Ms. Dorsi was elected to the Board in April 1998 by a vote of the Board of Directors. She replaces William H. Vonier who served as an Independent Director on the Board from June 1992 until April 1998. In 1997, the Fund paid aggregate compensation of $1,600 to Mr. Conlon and $1,600 to Mr. Vonier. The total compensation from the Fund Complex, consisting of the Fund and The Berwyn Fund, Inc., was $3,200 for Mr. Conlon and $3,200 for Mr. Vonier.

Officers of the Fund are not paid compensation by the Fund or the Fund Complex for their work as officers and no fees are paid by the Fund or the Fund Complex to the Directors that are not Independent Directors for the performance of their duties. (See "Management of the Fund" in the Prospectus for a discussion of management responsibilities of the Board and Officers.)

OWNERSHIP OF THE FUND

	As of March 31, 1998 there were 14,287,713 shares of the Fund outstanding. Charles Schwab & Co. ("Schwab"), 101 Montgomery Street, San Francisco, CA was the record owner of 47% of the outstanding shares. Although Schwab is the record owner of more than 25% of the outstanding shares of the Fund, Schwab cannot be considered to control the Fund. Schwab holds the shares in nominee name for its customers and does not have the power to vote the shares or to sell them. National Financial Services Corp., One World Trade Center, 200 Liberty Street, New York, NY was the record owner of 9% of the Fund's outstanding shares. National Financial Services Corp. holds the shares for its customers and does not have the power to vote the shares or to sell them. The records of the Fund do not indicate that any individual owns more than 5% of the Fund's outstanding shares. As of March 31, 1998, the Directors and Officers of the Fund, as a group, owned beneficially and of record 155,426 shares of the Fund. This amount constitutes 1% of the outstanding shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

	Subject to policy established by the Fund's Board of Directors, the Adviser is responsible for the Fund's portfolio decisions and the buying and selling of the Fund's portfolio securities. In executing such securities, the Adviser will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities and capabilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, the Adviser is authorized to pay a broker a brokerage commission in excess of that which another


-8-
broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

	The Adviser may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services which, in the opinion of the Board, are reasonable and necessary to the Fund's normal operations. The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Adviser's other clients, and not all such services may be used by the Adviser in connection with the Fund. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to the Fund or to the Adviser. Consideration will be given to brokers who have assisted in the distribution of shares of the Fund. No effort is made in any given circumstance to determine the value of these materials or services or the amount they might have reduced expenses of the Adviser.

	The Board has adopted procedures under 17e-1 of the 1940 Act that permit portfolio transactions to be executed through affiliated brokers. In 1995, 1996, and 1997 the Fund used an affiliated broker, Berwyn Financial Services Corp. ("BFS").

	BFS is affiliated with the Fund by reason of the fact that Officers and Directors of the Fund and the Adviser are Officers, Directors and Shareholders of BFS. In addition, BFS serves as the distributor for the Fund's shares in various jurisdictions pursuant to a written agreement.

	In 1997, the Fund paid a total of $193,023 in commissions to BFS. This figure represents 77% of the total commissions paid by the Fund. The percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through BFS was 74%.

	In 1996, the Fund paid a total of $126,520 in commissions to BFS. This figure represents 88% of the total commissions paid by the Fund. The percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through BFS was 90%. In 1995, the Fund paid a total of $199,302 in commissions to BFS. This figure represents 87% of the total commissions paid by the Fund. The percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through BFS was 92%.

	The Fund paid brokerage commissions of $247,987 in 1997, $144,128 in 1996, and $229,668 in 1995. The Fund was reopened to investors on January 21, 1997. As a result the sale of Fund shares increased in 1997. There was more trading than in 1996 and the amount of commissions paid increased.

	The Adviser has other advisory clients which include individuals, trusts, pension and profit sharing funds, and an investment company, some of which have similar investment objectives to the Fund.

	As such, there will be times when the Adviser may recommend purchases and/or sales of the same portfolio securities for the Fund and its other clients. In such circumstances, it will be

-9-
the policy of the Adviser to allocate purchases and sales as well as expenses incurred in the transactions among the Fund and its other clients in a manner which the Adviser deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

COMPUTATION OF NET ASSET VALUE

	(See also "Computation of Net Asset Value" in the Prospectus.)

	The net asset value per share of the Fund is determined by dividing the total value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund. Net asset value per share is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily 4:00 p.m. Eastern Time) on each day that the Exchange is open and is effective as of the time of computation.

SHARE PURCHASES

	(See also "Share Purchases" in the Propsectus.)

	The Fund's shares are offered for sale on a continuous basis. There is no sales load. The offering price of shares of the Fund is the net asset value per share next determined after receipt by the Transfer Agent or a broker authorized by the Fund to receive orders for the purchase of shares. There is no sales load and the value of shares can be expected to fluctuate daily.

	The minimum initial investment is $10,000 per investor. This investment may be divided by a single investor among different investment accounts in the Fund that total $10,000 in the aggregate or between accounts in the Fund and The Berwyn Fund, Inc. Subsequent investments must be at least $250 per account. The minimum initial investment for Individual Retirement Accounts ("IRAs") is $1,000. The minimum is $250 for a spousal IRA. Subsequent investments in IRAs must be at least $250. There are no minimum requirements for pension and profit sharing plans or custodial accounts for minors.

	The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases where subsequent and continuing purchases are contemplated.

DISTRIBUTOR

	(See also "Distribution" in the Prospectus.)

	BFS Corp., a broker-dealer registered with the Securities and Exchange Commission, is the current distributor of the Fund's shares, pursuant to a selling agreement which became effective


-10-
July 25, 1994 (the "Selling Agreement"). Under the Selling Agreement, BFS is the non-exclusive agent in certain jurisdictions for the Fund's continuous offering of shares. Shares of the Fund are offered to the public at net asset value, without the imposition of a sales load.
The jurisdictions in which BFS is the distributor are Arizona, Arkansas, Florida, Maryland, North Dakota, Nebraska, Texas, Vermont and West Virginia.

	The Selling Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually by the Fund's Board of Directors and by the vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Selling Agreement will terminate automatically in the event of its assignment.

REDEMPTION OF SHARES

	(See also "Redemption of Shares" in the Fund's Prospectus.)

	The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the Fund or $250,000 during any 90-day period. Should any shareholder's redemptions exceed this limitation, the Fund can, at its sole option, redeem the excess in cash or in portfolio securities selected solely by the Fund (and valued as in computing net asset value). In these circumstances, an investor that receives and sells such portfolio securities would probably incur a brokerage charge and there can be no assurance that the price realized by an investor upon the sale of such portfolio securities will not be less than the value used in computing net asset value for the purpose of such redemptions.

CALCULATION OF PERFORMANCE DATA
Yield

	The Fund's yield for the month ended December 31, 1997 was 6.62%.

	The yield was determined based upon the net investment income per share for the period December 1 to December 31, 1997. Expenses accrued for the period were subtracted from the interest and dividends accrued and the remainder was divided by daily average number of shares multiplied by maximum offering price per share. The number then obtained was annualized.

Total Return

	The average annual total return of the Fund for one year, five years and the life of the Fund ended December 31, 1997 are listed below:

		One Year:	13.4%
		Five Years:	12.6%
		Ten Years:	12.9%


-11-
	The period of time for one year's performance is from January 1, 1997 to December 31, 1997. The dates for the five-year period are January 1, 1993 to December 31, 1997 and for the ten year period are from January 1, 1988 to December 31, 1997. To obtain the performance listed above, the Fund computed its average total return for each period of time. The Fund made this calculation by first determining the total return for a period and then using an exponential function based upon the number of years involved to obtain an average.

	The total return for a period is calculated by determining the redeemable value of $1,000 initial investment made at the beginning of the period, with dividends and capital gains reinvested on the reinvestment date, on the last day of the period and dividing that value by $1,000. The average annual total return for the period is calculated by taking the total return for the period and determining the annual average by using an exponential function based upon the number of years and any fraction thereof in the period.

	In addition to an average annual total return, the Fund calculates its total return on a calendar year basis. Listed below are the Fund's total returns for the calendar years 1988, 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997:

			  January 1, 1988 -	December 31, 1988
	l1.3%
			  January 1, 1989 -	December 31, 1989
	11.9%
			  January 1, 1990 -	December 31, 1990
	-0.13%
			  January 1, 1991 -	December 31, 1991
	23.0%
			  January 1, 1992 -	December 31, 1992
	21.7%
			  January 1, 1993 -	December 31, 1993
	16.9%
			  January 1, 1994 -	December 31, 1994
	-1.1%
			  January 1, 1995 -	December 31, 1995
	21.0%
			  January 1, 1996 -	December 31, 1996
	14.0%
			  January 1, 1997 - 	December 31, 1997
	13.4%

	The Fund calculates the total return for a calendar year by determining the redeemable value of $1,000 investment made at the beginning of the year with dividends and capital gains reinvested on the reinvestment date, on last day of the year and dividing that value by $1,000.

	Annual average total return and the total returns for calendar year are based on historical performance and are not intended as an indication of future performance.

GENERAL INFORMATION

Capital Structure

	The Fund has authorized capital of 100,000,000 shares of common stock of $1 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and nonassessable. Fund shares do not have cumulative voting rights. (See "General Information" in the Prospectus for a discussion of noncumulative voting rights.)

-12-
Custodian

	PNC Bank, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809 is the custodian of the Fund. The custodian holds all securities and cash owned by the Fund and collects all dividends and interest due on the securities.

Independent Accountants

	Price Waterhouse LLP, 30 South 17th Street, Philadelphia,
Pennsylvania has been selected as the independent accountants for the Fund by the Board of Directors. Price Waterhouse LLP will perform an annual audit of the financial statements of the Fund.

Tax Status

	The Fund intends to comply with Subchapter M of the Internal Revenue Code. (See "Dividends, Capital Gains, Distributions and
Taxes" in the Prospectus for a discussion of the tax status of the Fund and the consequences to its shareholders.)

Litigation

	The Fund is not involved in any litigation or other legal proceedings.

FINANCIAL STATEMENTS

	The Fund's audited financial statements and notes thereto for the year ended December 31, 1997 and the unqualified report of Price Waterhouse LLP, the Fund's Independent Accountants, on such financial statements (the "Report"), included in the Fund's 1997 Annual Report to Shareholders (the "Annual Report") are incorporated by reference in this SAI. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund's or calling (800) 992-6757. The Report follows on the next page.
















-13-
APPENDIX A

DEFINITIONS OF STANDARD & POOR'S BOND RATINGS



	Standard & Poor's Ratings Group gives ratings to bonds that range from AAA to D. The Fund may invest in bonds with ratings of CC above. Definitions of these ratings are set forth below.

		AAA	Debt rated AAA has the highest rating assigned by
Standard & Poor's.
			Capacity to pay interest and repay principal is
extremely strong.

		AA	Debt rated AA has a very strong capacity to pay
interest and repay principal
			and differs from the higher rated issues only in
small degree.

		A	Debt rated A has a strong capacity to pay
interest and principal although it
			is somewhat more susceptible to the adverse
effects of changes in
			circumstances 	and economic conditions than debt
in higher rated categories.

		BBB	Debt rated BBB is regarded as having an adequate
capacity 	to pay interest
			and repay principal.  Whereas it normally
exhibits adequate protection
			parameters, adverse economic conditions or
changing circumstances are
			more likely to lead to a weakened capacity to pay
interest and repay 			principal for debt
in this category than in higher rated categories.

BB,B,CCC,CC
			Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly
			speculative with respect to capacity to pay interest and repay principal in
			accordance with the terms of the obligation. BB indicates the lowest degree
			of speculation and C the highest degree of speculation. While such debt
			will likely have some quality and protective characteristics, these are
			outweighed by large uncertainties or major risk exposures to adverse
			conditions.

		D	Debt rated D is in default, and payment of
interest and/or repayment of
			principal is in arrears.










APPENDIX B

MOODY'S BOND RATINGS



	Moody's Investors Service, Inc. give ratings to bonds that range from Aaa to D. Definitions of these ratings are set forth below. The Fund may invest in bonds with any ratings of Caa or better.

Aaa	-	These bonds are judged to be of the best quality.  They
carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa	-	These bonds are judged to be of high quality by all
standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	-	These are bonds which possess many favorable investment
attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	-	These bonds are considered as medium grade obligations,
i.e., they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	-	These are bonds judged to have speculative elements; their
future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.

B	-	These bonds generally lack characteristics of the
desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	-	These are bonds of poor standing.  Such issues may be in
default or there may be present elements of danger with respect to principal or interest.

Ca	-	These bonds represent obligations which are speculative in
a high degree. Such issues are often in default or have other market shortcomings.

C	-	These are the lowest rated class of bonds and issues so
rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.